UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 12, 2004

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2004-B

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106575	31-1750007
333-106575-06	51-6557815
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 720-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 7, 2004, Capital One Auto Finance Trust 2004-B (the “Trust”) publicly issued U.S.$ 287,000,000 of Class A-1 LIBOR - 0.03% Asset Backed Notes due October 17, 2005, U.S.$ 440,000,000 Class A-2 2.51% Asset Backed Notes due January 15, 2008, U.S.$ 284,000,000 Class A-3 2.96% Asset Backed Notes due April 15, 2009 and U.S. $489,000,000 Class A-4 LIBOR + 0.11% Asset Backed Notes due August 15, 2011 (collectively, the “Notes”) pursuant to a registration statement (No. 333-106575) declared effective on August 26, 2003. The lead managers for the issuance of the Notes were Credit Suisse First Boston LLC and Wachovia Capital Markets, LLC (the “Representatives”). Capital One Auto Receivables, LLC (the “Registrant”) paid the underwriters a fee of U.S. $2,983,700 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S. $1,496,992,306, were used by the Trust to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by Capital One Auto Finance, Inc. (“COAF”), its affiliates and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement dated September 28, 2004, among the Registrant, COAF and the Representatives.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1	Amended and Restated Trust Agreement dated October 7, 2004 between the Registrant and Wilmington Trust Company, in its capacity as owner trustee.

4.2	Indenture dated October 7, 2004 between the Trust and JPMorgan Chase Bank as the indenture trustee (the “Indenture Trustee”) (including forms of Notes).

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4.3	Note Guaranty Insurance Policy dated as of October 7, 2004 delivered by MBIA Insurance Corporation (the “Note Insurer”).

10.1	Purchase Agreement dated October 7, 2004 between the Registrant and COAF.

10.2	Sale and Servicing Agreement dated October 7, 2004 between the Registrant and the Trust.

10.3	Administration Agreement dated October 7, 2004 among the Trust, COAF, as the administrator (the “Administrator”), and the Indenture Trustee.

10.4	Insurance Agreement dated as of October 7, 2004 among the Note Insurer, COAF, the Registrant, the Trust and the Indenture Trustee.

25.1	Statement of Eligibility on Form T-1 of JPMorgan Chase Bank as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-106575, filed on September 10, 2004).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Auto Finance Trust 2004-B by its Administrator, Capital One Auto Finance, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2004	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ ALBERT A. CIAFRE
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

October 12, 2004	CAPITAL ONE AUTO FINANCE TRUST 2004-B
	By:	Capital One Auto Finance, Inc., as Administrator

	By:	/s/ JERRY HAMSTEAD
	Name:	Jerry Hamstead
	Title:	Assistant Vice President

Post-Closing 8-K